[Graphic omitted]
                            S E L I G M A N
                    -----------------------              [Graphic omitted]
                                    CAPITAL
                                 FUND, INC.






                                                             ANNUAL REPORT
                                                           DECEMBER 31, 2000

                                                               ----o----

                                                            SEEKING CAPITAL

                                                           APPRECIATION BY

                                                             INVESTING IN

                                                          MID-CAPITALIZATION

                                                             GROWTH STOCKS






                                                             [Logo omitted]
                                                           J.& W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

------------------------------
                                 TIMES CHANGE...

                                 Established in 1864, Seligman has a history of
                                 providing financial services marked not by
   [Graphic omitted]             fanfare, but rather by a quiet and firm
                                 adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.


                                 In the late 19th century, as the country grew,
                                 Seligman helped finance the westward expansion
                                 of the railroads, the construction of the
                                 Panama Canal, and the launching of urban
                                 transit systems. In the first part of the 20th
                                 century, as America became an industrial power,
                                 the firm helped fund the growing capital needs
                                 of the nascent automobile and steel industries.
------------------------------
JAMES, JESSE, AND JOSEPH, 1870   With the formation of Tri-Continental
                                 Corporation in 1929 -- today, the nation's
largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis f0rom investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
 To the Shareholders .......................  1  Notes to Financial Statements .................  14
 Interview With Your Portfolio Manager .....  2  Financial Highlights ..........................  17
 Performance Overview ......................  4  Report of Independent Auditors ................  19
 Portfolio Overview ........................  6  Federal Tax Status of 2000 Gain
 Portfolio of Investments ..................  8     Distributions for Taxable Accounts .........  20
 Statement of Assets and Liabilities ....... 11  Board of Directors ............................  21
 Statement of Operations ................... 12  Executive Officers AND For More Information ...  22
 Statements of Changes in Net Assets ....... 13  Glossary of Financial Terms ...................  23

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS





The fiscal year ended December 31, 2000, was the first negative year for the US stock market (as measured by the S&P 500) in ten years, with technology and growth stocks faring particularly poorly. Seligman Capital Fund, however, delivered a positive total return of 7.72% based on the net asset value of Class A shares during this same period. This performance not only outpaced the broad US stock market, but also the Fund's benchmark, the Russell Midcap Growth Index, which returned -11.75%, and the Fund's peers, as measured by the Lipper Multi Cap Growth Funds Average, which returned -10.35%.

While fiscal-year 2000 was rewarding for the Fund in relative terms, it was a challenging investment environment. The year began with all major stock indices at record highs but, by the end of the first quarter, investors had become concerned that the economy was not slowing as the Federal Reserve Board had intended, making more aggressive rate hikes necessary. In addition, increasing energy prices were adding to fears that corporate profits would be diminished. Investor nervousness affected the highest-growth areas of the market most, particularly technology. For calendar-year 2000, the Nasdaq Composite Index (a technology-heavy index) was down a record-breaking 39%.

The Fund's holdings in health care, finance, and utility stocks contributed positively to overall performance. The Fund, whose largest industry weighting was technology, could not completely avoid the carnage that took place in that sector last year. However, the team wisely reduced the Fund's weighting in business-to-business Internet stocks at mid-year, which helped the Fund avoid some of the very heavy losses in this subsector.

On January 3, 2001, the Fed surprised markets by lowering the federal funds rate by 50 basis points. Then again, on January 31, in a widely anticipated move, the Fed lowered rates an additional 50 basis points, placing the federal funds rate back where it had been at year-end 1999.

In addition to a reversal of the Fed's tightening policy, a tax-rate cut now seems likely under the new administration. Such a move should further spur economic growth, providing a positive environment for equities. Both interest-rate reductions and tax-rate reductions are happening not only in the US, but around the world, which bodes well for global economic growth and positive stock market performance.

While our outlook for 2001 is guardedly optimistic, investors should remember the lessons of 2000. First, diversification, even within a specific investment sector, remains important. Second, last year's markets reinforced the value of professional management and investment advice. The phenomenon of day trading lost much of its appeal as investors realized that simply buying stocks that had gone up in the past was not a sound long-term strategy. Professional management -- such as provided through mutual funds -- offers diversification, experience, and a long-term perspective. Financial advisors can provide valuable guidance in building portfolios investors can feel comfortable with during difficult times, helping them to ride the market's ups and downs for their long-term advantage.

We thank you for your continued support of Seligman Capital Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,




/s/ William C. Morris
---------------------
William C. Morris
Chairman




                                                         /s/ Brian T. Zino
                                                         -----------------
                                                         Brian T. Zino
                                                         President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN CAPITAL FUND PERFORM DURING THE LAST 12 MONTHS?

A: For the fiscal year ended December 31, 2000, Seligman Capital Fund posted a total return of 7.72% based on the net asset value of Class A shares, solidly outperforming both its peers, as measured by the Lipper Multi Cap Growth Funds Average, which returned -10.35%, and its benchmark index, the Russell Midcap Growth Index, which returned -11.75%.

Q:  WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN 2000?

A: As the year began, the economy continued to grow strongly, despite several interest-rate increases by the Federal Reserve Board. By the end of the first quarter, investors became concerned that these hikes would not have the desired effect of slowing the economy to a more sustainable level, requiring more aggressive action from the Fed. At the same time, energy prices were soaring, which, in addition to higher interest rates, could adversely affect corporate profits.

    This uncertain environment penalized growth stocks, particularly technology stocks, to the greatest degree. In 1999, technology stocks had been driven to unprecedented valuations, which we believed had to reverse. On March 10, 2000, the Nasdaq Composite Index (a technology-heavy stock index) peaked at 5049. On December 20, 2000, it fell to a low of 2333 for the year -- a 54% loss from peak to trough. Mid-cap growth stocks held up somewhat better than large-cap growth stocks, but experienced a great deal of volatility over the course of the year.

    By year-end, it became clear that the economy was slowing, but investors now had a new concern: Had the Fed gone too far and was the economy headed for a recession? On January 3, 2001, the Fed cheered the markets, especially the technology market, with a surprise 50-basis-point rate cut. The Nasdaq delivered its best-ever one-day rally on the day of this announcement. The Fed took further action on January 31 with another 50-basis-point reduction.

Q:  WHICH INDUSTRIES BENEFITED THE FUND'S PERFORMANCE?

A: The Fund was slightly overweighted in health care during the one-year period, which helped overall performance. Health care typically performs well during an economic slowdown, which is what we witnessed in 2000. In addition to the overall outperformance of the sector, the health care stocks selected for the Fund's portfolio performed particularly well. One subsector of health care that we bought during the year that delivered strong performance was specialty pharmaceutical stocks -- primarily generic drug companies. While some pharmaceutical companies have suffered as a result of patent expiration, generic drug companies have benefited from the ability to move into markets from which they had previously been excluded.

    The Fund's overweighting in finance also helped. While the entire sector performed well, this was

----------------------------------------  --------------------------------------



          [Graphic Omitted]                A TEAM APPROACH

                                           Seligman Capital Fund is managed by
                                           the Seligman Global Growth Team,
GLOBAL  GROWTH  TEAM:  (STANDING,   FROM   headed by Marion S. Schultheis. Ms.
LEFT) CRAIG CHODASH,  DAVID LEVY, SHELIA   Schultheis is assisted by a team of
GRAYSON   (ADMINISTRATIVE    ASSISTANT),   seasoned research professionals who
JONATHAN  MARK,  PETER  PAONE,  (SEATED,   are responsible for identifying those
FROM LEFT) MARION SCHULTHEIS  (PORTFOLIO   companies in specific industries that
MANAGER),  SANDRA  LEU,  (NOT  PICTURED)   offer the greatest potential for
DAVID COOLEY, MELISSA KASPER.              growth, consistent with the Fund's
                                           objective.

----------------------------------------  --------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

    another area where the Fund made good choices in terms of individual stock selection.

    The Fund had a significant overweighting in utility stocks during this time, which also contributed to the Fund's outperformance. Deregulation has created opportunities for growth in this sector that had not previously existed. In addition, during the course of the year, energy supply had fallen while demand soared. The increased demand was the result of unusually cold weather in the US and the growing need for energy for a high-tech economy.

Q:  WHICH INDUSTRIES ADVERSELY AFFECTED PERFORMANCE?

A: Technology was the Fund's largest industry weighting, so last year's technology correction definitely hurt absolute returns. However, the technology stocks in the Fund's portfolio held up better than those in the Fund's benchmark index, the Russell Midcap Growth Index. The Fund specifically reduced its weighting in business-to-business Internet stocks during the middle of the year, which helped the Fund avoid further losses.

Q:  DID YOU MAKE ANY OTHER ASSET ALLOCATION CHANGES DURING THE FISCAL YEAR?

A: During the first half of the year, we had underweighted consumer stocks because we felt that the consumer strength seen in 1999 would be unsustainable in the face of higher energy costs, higher interest rates, and a slowing economy. This benefited the Fund during the first half, as these stocks were indeed poor performers. However, during the second half, we felt these stocks would rebound as the economy regained strength, and we began to buy back into the sector. While these stocks continued to falter for the remainder of 2000, we are confident that they will bounce back in 2001. Both interest rates and energy prices are now falling, which should jump-start the economy and spur consumers to begin spending once again.

Q:  DO YOU PLAN TO MAKE ANY ASSET ALLOCATION CHANGES DURING 2001?

A: We plan to begin underweighting health care and utilities. These sectors delivered excellent returns in 2000 and we think that the good news is now fully priced into many of these stocks.

    We will continue to buy into the consumer area, and within this sector we particularly like cable television stocks. Last year, cable stocks faced strong competition in television from satellite and on the Internet from Digital Subscriber Lines (DSL). It now appears that cable companies are making considerable progress in terms of building their subscriber base. These companies have also been weighted down in recent years by their tremendous investment in infrastructure. We believe that this spending is now leveling off and that these companies should begin to reap the rewards of their investment.

    We plan to remain overweighted in financials because we think this group will benefit over the course of the year as a result of lower interest rates.

    Technology will remain a substantial portion of the portfolio, and within technology we plan to begin investing more heavily in wireless Internet. At this time, wireless Internet has practical problems, such as screens and keyboards that are too small and devices that are slow at transmitting data. However, we believe these problems will be overcome and, when they are, consumers and businesses will want to benefit from being able to access the Internet anywhere, without dependence upon physical lines and cables.

Q:  WHAT IS YOUR OUTLOOK?

A: The economy slowed considerably in 2000 -- from about 5% growth at the beginning of the year to less than 2% at year-end. Now that the economy has slowed and some of the excesses have been taken out of the market, we think the economy will accelerate, albeit at a more moderate pace, once again.

    The Fed's actions in January gave markets some much-needed confidence that it would take whatever actions were necessary to keep the economy growing. However, until it becomes clear that the economy will indeed be able to avoid recession, investors are likely to remain cautious. We therefore see the first half of 2001 as a buying opportunity, and believe that much of the year's gains will come during the second half of the year.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2000, to a $10,000 investment made in the Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth Index for the same period. The performances of Seligman Capital Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges.

[Data below represents line chart in its printed piece]

           SELIGMAN CAPITAL FUND CLASS A     LIPPER           LIPPER
           -----------------------------    MULTI CAP         MIDCAP
             With             Without      GROWTH FUNDS     GROWTH FUNDS
  Date   Sales Charge      Sales Charge      AVERAGE           INDEX
  ----   ------------      ------------    -----------     ------------
12/31/90    9525.63            10000         10000            10000
            11538              12112         12308            12264
            11630              12209         12117            12098
            13007              13655         13110            13428
            14734              15467         14703            14972
            14539              15263         14255            14757
            13876              14567         13592            13841
            14893              15477         14319            14267
12/31/92    16437              17256         15983            16254
            16592              17418         16127            16416
            16418              17236         16129            16934
            17469              18339         17216            18266
            17227              18085         17772            18581
            16697              17529         17221            17891
            14764              15499         16463            16873
            16049              16849         17632            18253
12/31/94    16011              16808         17387            18196
            16910              17752         19267            19471
            18442              19360         20814            21519
            20022              21019         22864            24020
            21985              23080         23294            24545
            23494              24664         24796            26009
            25370              26633         25724            27626
            26047              27344         26598            28493
12/31/96    25665              26943         27367            28932
            24599              25824         26368            27102
            28097              29496         30249            31475
            31752              33333         34481            36077
            31383              32946         33534            34580
            34956              36697         37538            39168
            35782              37564         37515            39764
            28546              29968         31254            33783
12/31/98    37384              39246         39527            42808
            36415              38229         40879            45521
            40422              42435         45138            49652
            39397              41359         42877            49331
            56343              59149         59801            69425
            68880              72310         72431            80028
            72802              76427         67063            75402
            82204              86298         68753            78108
12/31/00    60693              63716         52768            62240


   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW




INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                                     AVERAGE ANNUAL
                                                           ---------------------------------------------------------------------
                                                                                              CLASS B     CLASS C    CLASS D
                                                                                               SINCE       SINCE      SINCE
                                                  SIX       ONE         FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                                MONTHS*     YEAR        YEARS      YEARS      4/22/96     5/27/99    5/3/93
                                                ------      ----        -----      -----     ---------   ---------   -----------
CLASS A**
With Sales Charge                               (20.59)%     2.59%      21.33%      19.76%       n/a        n/a         n/a
Without Sales Charge                            (16.63)      7.72       22.52       20.34        n/a        n/a         n/a

CLASS B**
With CDSC+                                      (20.19)      2.72        n/a         n/a        20.45%      n/a         n/a
Without CDSC                                    (16.87)      6.99        n/a         n/a        20.66       n/a         n/a

CLASS C**
With Sales Charge and CDSC                      (18.31)      5.10        n/a         n/a         n/a       34.90%       n/a
Without Sales Charge and CDSC                   (16.81)      7.03        n/a         n/a         n/a       35.73        n/a

CLASS D**
With 1% CDSC                                    (17.55)      6.09        n/a         n/a         n/a        n/a         n/a
Without CDSC                                    (16.89)      6.94       21.60        n/a         n/a        n/a        18.04%

LIPPER MULTI CAP GROWTH
  FUNDS AVERAGE***                              (17.46)    (10.35)      20.45       20.06       19.04+++   20.62++     19.49(o)

RUSSELL MIDCAP GROWTH INDEX***                  (21.31)    (11.75)      17.77       18.10       16.39+++   15.19++     17.36(o)


NET ASSET VALUE                                                              CAPITAL GAIN (LOSS) INFORMATION
                DECEMBER 31, 2000  JUNE 30, 2000   DECEMBER 31, 1999         FOR THE YEAR ENDED DECEMBER 31, 2000
                -----------------   ------------   -----------------
CLASS A              $23.81           $34.90           $27.01                PAID                             $5.955
CLASS B               20.77            31.34            24.35                UNDISTRIBUTED REALIZED            0.412(oo)
CLASS C               20.81            31.37            24.38                UNREALIZED                       (0.584)(ooo)
CLASS D               20.79            31.37            24.38

  The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


-------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth
      Index are unmanaged benchmarks that assume investment of dividends. The Lipper Multi Cap Growth Funds Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges. The Lipper Multi Cap Growth Funds Average is an average of US mutual funds that invest primarily in growth stocks with a variety of market capitalizations. The Russell Midcap Growth Index measures the performance of mid-cap growth stocks. Investors cannot invest directly in an average or an index. The monthly performance of the Lipper Multi Cap Growth Funds Average is used in the Performance Overview.
    + The CDSC is 5% for periods of one year or less, and 2% since inception.
   ++ From May 31, 1999.
  +++ From April 30, 1996.
  (o) From April 30, 1993.
 (oo) Represents net gain realized in November and December 2000, payable in 2001.
(ooo) Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW




DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000

                                                                                        PERCENT OF NET ASSETS
                                                                                            DECEMBER 31,
                                                                                         -------------------
                                          ISSUES          COST             VALUE         2000         1999
                                          ------      ------------     ------------    --------      -------
COMMON STOCKS:
Basic Materials ........................      --                --               --          --         3.4
Capital Goods ..........................       3      $ 39,498,514     $ 46,135,075         5.6        11.3
Communications Services ................      11       182,881,331      166,887,492        19.9         0.8
Consumer Cyclicals .....................       7        67,381,600       69,635,891         8.3        15.2
Consumer Staples .......................      --                --               --          --         2.1
Electronic Technology                          7       105,242,737       82,497,803         9.9        16.3
Energy .................................      --                --               --          --         2.4
Financial Services .....................       3        44,423,726       73,099,793         8.7         6.4
Health Care ............................      12       118,934,435      115,433,787        13.8        10.4
Technology Services ....................      18       222,087,015      202,748,539        24.2        22.6
Transportation .........................      --                --               --          --         1.5
Utilities ..............................       1         6,121,990        8,449,156         1.0         3.4
                                              --      ------------     ------------       -----       -----
                                              62       786,571,348      764,887,536        91.4        95.8
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES              1        72,152,995       72,152,995         8.6         4.2
                                              --      ------------     ------------       -----       -----
NET ASSETS .............................      63      $858,724,343     $837,040,531       100.0       100.0
                                              ==      ============     ============       =====      ======


LARGEST INDUSTRIES
DECEMBER 31, 2000


[Data below represents barchart in its printed piece]

  TECHNOLOGY     COMMUNICATIONS       HEALTH      ELECTRONIC     FINANCIAL
   SERVICES         SERVICES           CARE       TECHNOLOGY     SERVICES
  ---------      --------------       ------      ----------     ---------

$202,748,540      $166,887,493     $115,433,787   $82,497,803   $73,099,794

PORTFOLIO OVERVIEW



LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                         TEN LARGEST  SALES
---------------------                         ------------------
Adelphia Communications (Class A)*             CIENA**
Charter Communications (Class A)*              ALZA**
Citrix Systems*                                Sycamore Networks**
Palm*                                          Siebel Systems**
Staples*                                       El Paso Energy**
Ariba*                                         AES**
Broadwing*                                     Quest Software**
Wind River Systems*                            GlobeSpan**
XL Capital (Class A)*                          Finisar**
Applera-Applied Biosystems Group               Xilinx**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-----------------
  * Position added during the period.
 ** Position eliminated during the period.









--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2000

SECURITY                                    VALUE      SECURITY                                    VALUE
--------                                 -----------   --------                                 -----------
Charter Communications (Class A) .....   $30,138,694   Brocade Communications Systems ........  $22,504,763
Adelphia Communications (Class A) ....    29,630,025   Watson Pharmaceuticals ................   21,923,606
ACE ..................................    25,458,256   Reader's Digest Association (Class A) .   21,526,575
AFLAC ................................    24,688,125   Applera-Applied Biosystems Group ......   20,157,594
XL Capital (Class A) .................    22,953,413   Citrix Systems ........................   19,818,488

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                         SHARES          VALUE
                                        --------      ------------
COMMON STOCKS 91.4%
CAPITAL GOODS 5.6%
METTLER-TOLEDO INTERNATIONAL*
   Provider of precision
   instruments                           318,600      $ 17,323,875
NEWPORT NEWS SHIPBUILDING
   Provider of services for United
   States aircraft carriers and
   submarines                            290,500        15,106,000
SYMBOL TECHNOLOGIES
   Retailer of bar code
   scanner products                      380,700        13,705,200
                                                      ------------
                                                        46,135,075
                                                      ------------
COMMUNICATIONS SERVICES 19.9%
ADELPHIA COMMUNICATIONS
   (CLASS A)*
   Cable television operator             573,600        29,630,025
ALLTEL
   Provider of wireless
   communications and
   information services                  254,400        15,884,100
BROADWING*
   Provider of
   telecommunications services           643,800        14,686,688
BROCADE COMMUNICATIONS SYSTEMS*
   Provider of switches for
   storage area networks                 245,200        22,504,762
CENTURYTEL
   Provider of regional
   telephone services                    215,200         7,693,400
CHARTER COMMUNICATIONS
   (CLASS A)*
   Owner and operator of
   cable television systems            1,326,600        30,138,694
EMULEX*
   Provider of networking products
   which enhance storage of
   electronic data and applications       72,200         5,769,231
MCDATA (CLASS B)*
   Provider of enterprise switches
   and related software for connecting
   servers and storage systems in a
   storage area network                  151,400         8,293,881
OPENWAVE SYSTEMS*
   Provider of Internet-based
   communication infrastructure
   software and applications             365,519        17,396,420
REDBACK NETWORKS*
   Provider of networking
   solutions, allowing high-speed
   broadband access to the Internet
   and corporate networks                217,100         8,894,316
RESEARCH IN MOTION* (Canada)
   Provider of telecommunications
   equipment                              74,600         5,995,975
                                                      ------------
                                                       166,887,492
                                                      ------------
CONSUMER CYCLICALS 8.3%
BED BATH & BEYOND*
   Home furnishings retailer             412,800         9,249,300
CARNIVAL
   Cruise line operator                  181,600         5,595,550
GENTEX*
   Developer of products that use
   electro-optic technology,
   including automatic-dimming
   rearview mirrors                       49,700           919,450
HARLEY-DAVIDSON
   Manufacturer of motorcycles           183,000         7,274,250
PEPSI BOTTLING GROUP
   Manufacturer and marketer of
   soft drinks and consumer
   products                              229,800         9,177,638
READER'S DIGEST ASSOCIATION
   (CLASS A)
   Publisher of magazines, books,
   music, and home video                 550,200        21,526,575
STAPLES*
   Office supply retailer              1,341,900        15,893,128
                                                      ------------
                                                        69,635,891
                                                      ------------
ELECTRONIC TECHNOLOGY 9.9%
ATMEL*
   Manufacturer of FLASH and
   other memory circuits and
   microcontrollers                      630,900         7,353,928
CITRIX SYSTEMS*
   Provider of thin-client
   server software                       879,600        19,818,488
HANDSPRING*
   Provider of handheld computers        164,600         6,393,681
PALM*
   Provider of handheld
   computing devices                     419,300        11,858,328
QLOGIC*
   Designer and supplier of
   semiconductor and board-level
   input/output and enclosure
   management products                   105,000         8,107,969
TRIQUINT SEMICONDUCTOR*
   Provider of high-performance
   analog and mixed signal
   integrated circuits for the
   communications markets                387,700        16,949,759
WATERS*
   Manufacturer of liquid
   chromatography instruments            143,900        12,015,650
                                                      ------------
                                                        82,497,803
                                                      ------------
---------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                         SHARES          VALUE
                                        --------      ------------
FINANCIAL SERVICES 8.7%
ACE (Bermuda)
   Provider of liability insurance       599,900     $ 25,458,256
AFLAC
   Provider of supplemental
   insurance at the work site            342,000       24,688,125
XL CAPITAL (CLASS A) (Bermuda)
   Insurance provider                    262,700       22,953,412
                                                     ------------
                                                       73,099,793
                                                     ------------
HEALTH CARE 13.8%
ABGENIX*
   Provider of therapeutic
   products                              111,500        6,588,953
BIOGEN*
   Developer of genetically
   engineered drugs                      120,100        7,217,259
ELAN (ADRS)* (Ireland)
   Developer, manufacturer, and
   marketer of pharmaceutical
   delivery systems                      272,900       12,775,131
GILEAD SCIENCES*
   Provider of therapeutics
   for viral diseases                    169,600       14,066,200
HUMAN GENOME SCIENCES*
   Researcher and developer
   of pharmaceutical and
   diagnostic products                   100,200        6,945,112
IMMUNEX*
   International provider of
   therapeutic products                  195,000        7,927,969
IMS HEALTH
   Provider of medical information
   to the pharmaceutical and
   healthcare industries                 279,500        7,546,500
MEDIMMUNE*
   Provider of medical products          256,200       12,225,544
MILLENNIUM PHARMACEUTICALS*
   Developer of pharmaceutical
   drugs, as well as predictive
   medical products and services         151,600        9,380,250
QLT* (Canada)
   Developer of pharmaceutical
   products for use in
   photodynamic therapy                  211,200        5,926,800
QUINTILES TRANSNATIONAL*
   Provider of services to the
   biotechnology, medical device,
   and pharmaceutical industries         138,800        2,910,463
WATSON PHARMACEUTICALS*
   Manufacturer of generic
   medications                           428,300       21,923,606
                                                     ------------
                                                      115,433,787
                                                     ------------
TECHNOLOGY SERVICES 24.2%
ACTUATE*
   Provider of applications software
   that enables organizations to
   uniformly extract, publish, and
   disseminate information in both
   Internet and client/server
   computing environments                551,500     $ 10,564,672
APPLERA-APPLIED BIOSYSTEMS GROUP
   Developer of systems
   and software for
   the science industry                  214,300       20,157,594
ARIBA*
   Provider of Internet software         150,500        8,075,266
BEA SYSTEMS*
   Provider of e-commerce
   infrastructure software               172,600       11,618,137
BISYS GROUP*
   Provider of data processing
   services for banks                    245,500       12,873,406
COMMERCE ONE*
   Provider of Internet software         167,800        4,257,925
CONCORD EFS*
   Provider of performance
   analysis for computer
   network operations                    328,100       14,415,894
FISERV*
   Provider of data processing
   services                              165,400        7,851,331
INTERNET SECURITY SYSTEMS*
   Provider of security
   management solutions
   for the Internet                      207,200       16,245,775
INTERWOVEN*
   Provider of Internet software         205,700       13,556,916
INTUIT*
   Provider of financial
   software products                      68,900        2,715,091
MERCURY INTERACTIVE*
   Provider of applications
   software                              105,900        9,554,166
RATIONAL SOFTWARE*
   Provider of applications
   development and test software         422,600       16,441,781
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services for computer
   data centers                          366,900       17,290,163
TIBCO SOFTWARE*
   Provider of Internet
   infrastructure software               105,300        5,097,178
VERISIGN*
   Provider of computer data
   security                              187,800       13,920,675

------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000



                                SHARES OR
                                 PRIN. AMT.         VALUE
                               ------------      ------------


TECHNOLOGY SERVICES (CONTINUED)
VIGNETTE*
   Provider of Internet
   software                         153,900 shs. $  2,794,247
WIND RIVER SYSTEMS*
   Provider of consulting
   services for software
   operating systems                449,300        15,318,322
                                                 ------------
                                                  202,748,539
                                                 ------------
 UTILITIES  1.0%
KINDER MORGAN
   Operator of natural gas and
   product pipelines                161,900         8,449,156
                                                 ------------
TOTAL COMMON STOCKS
   (Cost $786,571,348)                            764,887,536
                                                 ------------
REPURCHASE
   AGREEMENT  10.4%
   (Cost $87,000,000)
STATE STREET BANK & TRUST,
   5.75%, dated 12/29/00,
   maturing 1/2/01
   collateralized by:
   $42,000,000 USTreasury
   Notes 6.625%, 5/15/07,
   with a fair market value
   of $43,264,032; and
   $45,000,000 U.S. Treasury
   Notes 3.875%, 1/15/09,
   with a fair market value
   of $46,352,906               $87,000,000        87,000,000
                                                 ------------
TOTAL INVESTMENTS  101.8%
   (Cost $873,571,348)                            851,887,536
OTHER ASSETS
   LESS LIABILITIES  (1.8)%                       (14,847,005)
                                                 ------------
NET ASSETS  100.0%                               $837,040,531
                                                 ============

------------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $786,571,348) ....................       $764,887,536
  Short-term holding (cost $87,000,000) ................         87,000,000     $851,887,536
                                                               ------------
Cash .......................................................................       3,329,173
Receivable for Capital Stock sold ..........................................      12,050,245
Receivable for securities sold .............................................      10,281,525
Receivable for interest and dividends ......................................         262,363
Investment in, and expenses prepaid to, shareholder
  service agent ............................................................         123,678
Other ......................................................................           3,731
 ...........................................................................    ------------
TOTAL ASSETS ...............................................................     877,938,251
                                                                                ------------
LIABILITIES:
Payable for securities purchased ...........................................      30,196,024
Payable for Capital Stock repurchased ......................................       9,226,654
Accrued expenses and other .................................................       1,475,042
 ...........................................................................    ------------
TOTAL LIABILITIES ..........................................................      40,897,720
                                                                                ------------
NET ASSETS .................................................................    $837,040,531
                                                                                ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000
  shares authorized; 37,110,186 shares outstanding):
  Class A ..................................................................    $ 21,704,784
  Class B ..................................................................       6,234,991
  Class C ..................................................................       5,207,218
  Class D ..................................................................       3,963,193
Additional paid-in capital .................................................     806,415,849
Accumulated net investment loss ............................................         (82,524)
Undistributed net realized gain ............................................      15,280,832
Net unrealized depreciation of investments .................................     (21,683,812)
                                                                                -------------
NET ASSETS .................................................................    $837,040,531
                                                                                =============
NET ASSET VALUE PER SHARE:
CLASS A ($516,835,870 / 21,704,784 shares) .................................          $23.81
                                                                                      ======
CLASS B ($129,476,147 / 6,234,991 shares) ..................................          $20.77
                                                                                      ======
CLASS C ($108,341,112 / 5,207,218 shares) ..................................          $20.81
                                                                                      ======
CLASS D ($82,387,402 / 3,963,193 shares) ...................................          $20.79
                                                                                      ======

------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest ..................................................      $ 2,767,851
Dividends .................................................        1,904,119
                                                                 -----------
TOTAL INVESTMENT INCOME ....................................................     $ 4,671,970

EXPENSES:
Management fee ............................................        3,193,924
Distribution and service fees .............................        3,074,439
Shareholder account services ..............................        1,408,772
Shareholder reports and communications ....................          115,235
Registration ..............................................          104,752
Custody and related services ..............................           74,827
Auditing and legal fees ...................................           60,476
Directors' fees and expenses ..............................            5,472
Miscellaneous .............................................           18,734
                                                               -------------
TOTAL EXPENSES .............................................................       8,056,631
                                                                                -------------
NET INVESTMENT LOSS ........................................................      (3,384,661)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ..........................      154,630,355
Net change in unrealized appreciation of investments ......     (173,700,940)
                                                               -------------
NET LOSS ON INVESTMENTS ....................................................     (19,070,585)
                                                                                -------------
DECREASE IN NET ASSETS FROM OPERATIONS .....................................    $(22,455,246)
                                                                                =============

-----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                         2000             1999
                                                                     ------------     ------------
OPERATIONS:
Net investment loss .............................................    $ (3,384,661)    $ (1,799,758)
Net realized gain on investments ................................     154,630,355      121,498,199
Net change in unrealized appreciation of investments ............    (173,700,940)      37,487,124
                                                                     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............     (22,455,246)     157,185,565
                                                                     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ......................................................    (100,871,192)     (36,375,675)
   Class B ......................................................     (22,459,582)      (2,808,369)
   Class C ......................................................     (17,660,331)        (517,034)
   Class D ......................................................     (15,715,596)      (3,925,756)
                                                                     ------------     ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .......................    (156,706,701)     (43,626,834)
                                                                     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ...............................     374,286,131       28,920,645
Exchanged from associated Funds .................................     403,972,339      424,053,053
Value of shares issued in payment of gain distributions .........     143,394,976       39,215,129
                                                                     ------------     ------------
Total ...........................................................     921,653,446      492,188,827
                                                                     ------------     ------------
Cost of shares repurchased ......................................     (78,977,695)     (66,378,922)
Exchanged into associated Funds .................................    (287,931,526)    (418,486,746)
                                                                     ------------     ------------
Total ...........................................................    (366,909,221)    (484,865,668)
                                                                     ------------     ------------
INCREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ..............................     554,744,225        7,323,159
                                                                     ------------     ------------
INCREASE IN NET ASSETS ..........................................     375,582,278      120,881,890

NET ASSETS:
Beginning of year ...............................................     461,458,253      340,576,363
                                                                     ------------     ------------
END OF YEAR (including accumulated net investment loss of $82,524
   and $106,241, respectively) ..................................    $837,040,531     $461,458,253
                                                                     ============     ============


----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      For the year ended December 31, 2000, the Fund repurchased 12,092,726 of its shares from shareholders aggregating $366,909,221, of which approximately $9,300,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $1,681,246,436 and $1,339,363,755, respectively.

   At December 31, 2000, the cost of investments for federal income tax purposes was $879,281,865, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $93,458,843 and $120,853,172, respectively.

NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                            CLASS A
                      ----------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------
                                2000                       1999
                      ----------------------------------------------------
                        SHARES        AMOUNT        SHARES       AMOUNT
                      ----------   ------------   ----------  ------------
Sale of shares         5,055,971   $159,503,911      648,005  $ 13,780,619
Exchanged from
  associated Funds     9,697,260    300,846,622   18,244,569   377,466,453
Shares issued in
  payment of gain
  distributions        3,317,075     91,332,488    1,404,287    32,621,486
                      ----------   ------------   ----------   -----------
Total                 18,070,306    551,683,021   20,296,861   423,868,558
                      ----------   ------------   ----------   -----------
Cost of shares
  repurchased         (2,049,844)   (61,512,815)  (2,709,116)  (57,492,741)
Exchanged into
  associated Funds    (8,586,310)  (267,424,206) (18,191,912) (376,121,834)
                      ----------   ------------   ----------  ------------
Total                (10,636,154)  (328,937,021) (20,901,028) (433,614,575)
                      ----------   ------------   ----------  ------------
Increase
  (Decrease)           7,434,152   $222,746,000     (604,167)  $(9,746,017)
                      ==========   ============   ==========   ===========



                                            CLASS B
                      ------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
                      ------------------------------------------------------
                                 2000                         1999
                      ----------------------------------------------------
                          SHARES        AMOUNT        SHARES       AMOUNT
                        ----------   ------------- -----------   -----------
Sale of shares           2,821,736   $ 78,782,024      273,780   $ 5,404,724
Exchanged from
  associated Funds       1,943,971     52,213,150    1,682,235    33,058,593
Shares issued in
  payment of gain
  distributions            858,828     20,294,289      120,691     2,530,887
                        ----------   ------------   ----------   -----------
Total                    5,624,535    151,289,463    2,076,706    40,994,204
                        ----------   ------------   ----------   -----------
Cost of shares
  repurchased             (266,638)    (7,341,368)    (143,649)   (2,781,912)
Exchanged into
  associated Funds        (317,761)    (7,748,191)  (1,542,309)  (30,464,814)
                        ----------   ------------   ----------   -----------
Total                     (584,399)   (15,089,559)  (1,685,958)  (33,246,726)
                        ----------   ------------   ----------   -----------
Increase                 5,040,136   $136,199,904      390,748   $ 7,747,478
                        ==========   ============   ==========   ===========

                                                 CLASS C
                           -------------------------------------------------
                                   YEAR ENDED            MAY 27, 1999* TO
                                DECEMBER 31, 2000       DECEMBER 31, 1999
                           -------------------------------------------------
                            SHARES         AMOUNT      SHARES      AMOUNT
                          ----------   ------------  ----------  ----------
Sale of shares             4,209,686   $118,485,570     280,002  $5,703,121
Exchanged from
  associated Funds           441,972     10,951,386       1,938      42,021
Shares issued in
  payment of gain
  distributions              727,759     17,116,191      23,962     502,721
                          ----------   ------------  ----------   ---------
Total                      5,379,417    146,553,147     305,902   6,247,863
                          ----------   ------------  ----------   ---------
Cost of shares
  repurchased               (162,064)    (4,446,000)     (6,589)   (133,481)
Exchanged into
  associated Funds          (305,590)    (7,560,914)     (3,858)    (79,244)
                          ----------   ------------  ----------  ---------
Total                       (467,654)   (12,006,914)    (10,447)   (212,725)
                          ----------   ------------  ----------  ----------
Increase                   4,911,763   $134,546,233     295,455  $6,035,138
                          ==========   ============  ==========  ==========

* Commencement of offering of shares.


                                              CLASS D
                      ---------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                      ---------------------------------------------------------
                                  2000                         1999
                      ---------------------------------------------------------
                         SHARES          AMOUNT        SHARES         AMOUNT
                      ------------    -----------   ------------   ------------
Sale of shares             624,475    $17,514,626        207,659   $  4,032,181
Exchanged from
  associated Funds       1,499,401     39,961,181        682,324     13,485,986
Shares issued in
  payment of gain
  distributions            611,789     14,652,008        169,688      3,560,035
                     -------------    -----------   -----------    ------------
Total                    2,735,665     72,127,815      1,059,671     21,078,202
                     -------------    -----------   -----------    ------------
Cost of shares
  repurchased             (209,761)    (5,677,512)      (314,527)    (5,970,788)
Exchanged into
  associated Funds        (194,758)    (5,198,215)      (600,383)   (11,820,854)
                     -------------    -----------   -----------    ------------
Total                     (404,519)   (10,875,727)      (914,910)   (17,791,642)
                     -------------    -----------   -----------    ------------
Increase                 2,331,146    $61,252,088        144,761   $  3,286,560
                      ============    ===========   ============   ============





5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.47% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $236,891 from sales of Class A shares. Commissions of $1,863,172 and $1,099,042 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $1,231,042 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $725,124, $495,097 and $623,176, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $112,236.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $117,389.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $25,356 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $124,990, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,406,521 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $82,524 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                          CLASS A
                                                      -----------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------
                                                       2000        1999      1998      1997     1996
                                                      ------      ------    ------    ------   ------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR .................  $27.01      $20.06    $17.48    $16.36   $15.59
                                                      ------      ------    ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ................................   (0.09)      (0.08)    (0.04)    (0.06)    (0.04)
Net realized and unrealized gain
  on investments ...................................    2.85        9.80      3.30      3.61      2.68
                                                      ------      ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ...................    2.76        9.72      3.26      3.55      2.64
                                                      ------      ------    ------    ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .......   (5.96)      (2.77)    (0.68)    (2.43)    (1.87)
                                                      ------      ------    ------    ------    ------
TOTAL DISTRIBUTIONS ................................   (5.96)      (2.77)    (0.68)    (2.43)    (1.87)
                                                      ------      ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR .......................  $23.81      $27.01    $20.06    $17.48    $16.36
                                                      ======      ======    ======    ======    ======

TOTAL RETURN: ......................................    7.72%      50.71%    19.12%    22.28%    16.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .............$516,836    $385,379  $298,319  $284,214  $259,514
Ratio ofexpenses to average net assets .............    0.98%       1.02%     0.99%     1.05%     1.07%
Ratio of net investment income (loss)
  to average net assets ............................  (0.29)%     (0.39)%   (0.24)%   (0.29)%   (0.25)%
Portfolio turnover rate ............................  212.97%     174.68%   132.18%   104.33%    94.97%

------------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS



                                                                             CLASS B                         CLASS C
                                                    ------------------------------------------------    -------------------
                                                               YEAR ENDED DECEMBER 31,      4/22/96*      YEAR    *5/27/99*
                                                    -------------------------------------      TO         ENDED       TO
                                                     2000     1999      1998       1997     12/31/96    12/31/00   12/31/99
                                                    ------   ------    -------    -------   --------    --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............   $24.35    $18.44     $16.24    $15.47    $16.43      $24.38    $18.12
                                                    ------    ------    -------    -------   ------      ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................    (0.28)    (0.22)     (0.17)    (0.18)    (0.10)      (0.28)    (0.11)
Net realized and unrealized gain
  on investments. ...............................     2.66      8.90       3.05      3.38      1.01        2.67      9.14
                                                    ------    ------    -------    ------    ------      ------    ------
TOTAL FROM INVESTMENT OPERATIONS ................     2.38)     8.68       2.88      3.20      0.91        2.39      9.03
                                                    ------    ------    -------    ------    ------      ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ....    (5.96)    (2.77)     (0.68)    (2.43)    (1.87)      (5.96)    (2.77)
                                                    ------    ------    -------    ------    ------      ------    ------
TOTAL DISTRIBUTIONS .............................    (5.96)    (2.77)     (0.68)    (2.43)    (1.87)      (5.96)    (2.77)
                                                    ------    ------    -------    ------    ------      ------    ------
NET ASSET VALUE, END OF PERIOD ..................   $20.77    $24.35     $18.44    $16.24    $15.47      $20.81    $24.38
                                                    ======    ======    =======    ======    ======      ======    ======
TOTAL RETURN:                                         6.99%    49.51%     18.24%    21.26%     5.33%       7.03%    52.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........ $129,476   $29,097    $14,824    $8,437    $4,337    $108,341    $7,202
Ratio of expenses to average net assets .........     1.73%     1.77%      1.75%     1.81%     1.89%+      1.73%     1.75%+
Ratio of net investment income (loss) ...........
  to average net assets .........................   (1.04)%   (1.14)%    (1.00)%   (1.05)%   (0.99)%+    (1.04)%   (1.02)%+
Portfolio turnover rate .........................   212.97%   174.68%    132.18%   104.33%    94.97%++   212.97%   174.68%+++




                                                                                    CLASS D
                                                           ------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------
                                                             2000       1999        1998        1997      1996
                                                           -------     ------      ------      ------    ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .....................    $24.38     $18.45      $16.25      $15.47    $14.94
                                                            ------     ------      ------      ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................    (0.28)      (0.22)      (0.17)      (0.18)    (0.16)
Net realized and unrealized gain
  on investments .......................................      2.65       8.92        3.05        3.39      2.56
                                                            ------     ------      ------      ------    ------
TOTAL FROM INVESTMENT OPERATIONS .......................      2.37       8.70        2.88        3.21      2.40
                                                            ------     ------      ------      ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...........     (5.96)     (2.77)      (0.68)      (2.43)    (1.87)
                                                            ------     ------      ------      ------    ------
TOTAL DISTRIBUTIONS ....................................     (5.96)     (2.77)      (0.68)      (2.43)    (1.87)
                                                            ------     ------      ------      ------    ------
NET ASSET VALUE, END OF YEAR ...........................    $20.79     $24.38      $18.45      $16.25    $15.47
                                                            ======     ======      ======      ======    ======

TOTAL RETURN:                                                 6.94%     49.60%      18.23%      21.34%    15.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .................   $82,387    $39,781     $27,433     $26,088   $19,974
Ratio of expenses toaverage net assets .................      1.73%      1.77%       1.75%       1.81%     1.83%
Ratio of net investment income (loss) to
  average net assets ...................................    (1.04)%    (1.14)%     (1.00)%     (1.05)%   (1.00)%
Portfolio turnover rate ................................    212.97%    174.68%     132.18%     104.33%    94.97%


-------------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc., including the portfolio of investments, as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for all the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 2000
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS


--------------------------------------------------------------------------------

On July 28, 2000, a distribution of $1.503 per share, consisting of $1.351 from net long-term gain and $0.152 from net short-term gain realized on investments from November 1, 1999, to December 31, 1999, was paid to Class A, B, C, and D shareholders. On November 22, 2000, a distribution of $4.452 per share consisting of $2.312 from net long-term gain and $2.140 from net short-term gain realized on investments through October 31, 2000, was paid to Class A, B, C, and D shareholders.

The long-term gain distributions are designated a "capital gain dividend" for federal income tax purposes and are taxable to shareholders in 2000 as long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which capital gain distributions were received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gains are taxable as ordinary income whether paid to you in cash or shares.

If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $34.45 for Class A shares, $30.77 for Class B shares, and $30.80 for Class C and Class D shares, for the July 28 distribution, and $26.05 for Class A shares, $22.73 for Class B shares, $22.76 for Class C shares, and $22.75 for Class D shares for the November 22 distribution.

A 2000 year-end statement of account activity and a 2000 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2000. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS


--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company

DEAN EMERITUS, Fletcher School of Law
    and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN and CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee


--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS         THOMAS G. ROSE          LAWRENCE P. VOGEL
CHAIRMAN                  VICE PRESIDENT          VICE PRESIDENT AND TREASURER

                          MARION S. SCHULTHEIS    FRANK J. NASTA
BRIAN T. ZINO             VICE PRESIDENT          SECRETARY
PRESIDENT

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER                                 GENERAL DISTRIBUTOR          IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated     Seligman Advisors, Inc.
100 Park Avenue                         100 Park Avenue              (800) 221-2450    Shareholder Services
New York, NY  10017                     New York, NY  10017          (800) 445-1777    Retirement Plan
                                                                                       Services
GENERAL COUNSEL                         SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                     Seligman Data Corp.          (212) 682-7600    Outside the
                                        100 Park Avenue                                United States
INDEPENDENT AUDITORS                    New York, NY  10017
Deloitte & Touche LLP                                                (800) 622-4597    24-Hour Automated
                                                                                       Telephone Access
                                                                                       Service


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund.The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [Logo omitted]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com












THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQCA2  12/00                    [Recycle logo omitted] Printed on Recycled Paper